UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 14, 2025
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Charles River Laboratories International, Inc. ("Charles River", the "Company", or the “Registrant”) will be presenting at the 43rd Annual J.P. Morgan Healthcare Conference on January 14, 2025, at approximately 5:15 p.m. Eastern time. Management of the Company intends to present an overview of the Company’s strategic focus, business developments, and recent trends. Included in this presentation will be statements addressing the Company’s perspective on its preliminary 2025 financial outlook and business trends. In advance of the conference presentation, the Company has posted a slide presentation on the Registrant’s Investor Relations section of its website at http://ir.criver.com which includes the following statements as to (1) the Company’s preliminary assessment of its 2025 financial outlook and recent trends (particularly in the areas of revenue and non-GAAP operating margin), (2) recent Discovery and Safety Assessment ("DSA") Segment trends, and (3) an update regarding the Company’s contract development and manufacturing organization ("CDMO") business.

Preliminary 2025 Outlook and Recent Trends
•Expect 2025 revenue will decline organically in a similar range as estimated in 2024
◦DSA client demand is expected to remain relatively consistent with trends in the second half of 2024
◦Constrained spending from global biopharma clients due to impact of restructuring programs and pipeline reprioritization efforts
◦Expect stable to slight improvement in demand trends from biotech clients, similar to 2024 trends
▪DSA pricing expected to be a headwind to revenue for 2025
▪Lower commercial CDMO revenue expected to reduce consolidated revenue growth by approximately 1% in 2025
▪Ongoing site consolidation actions will result in a revenue headwind of approximately 0.5% in 2025
▪FX expected to be >1% headwind to 2025 reported revenue
◦Expect 2025 non-GAAP operating margin will be modestly below estimated 2024 level
▪Cost savings from restructuring initiatives and other efficiency initiatives expected to achieve intended goal of protecting operating margin, but cannot fully offset lower revenue
◦Plan to issue full 2025 guidance with fourth-quarter 2024 financial results in mid-February 2025

Recent DSA reporting segment demand trends
•Biotech demand KPIs stabilized in 2024 and gradually improved year-over-year (vs. 2023)
•Global biopharma demand KPIs stabilized in the second half of 2024 (after meaningful deterioration during the second quarter of 2024)
◦Expect current demand trends to persist into 2025 and continue to pressure the year-over-year growth rates
CDMO Business Update
•Since acquiring the CDMO business in 2021, Charles River has taken significant steps to enhance its CDMO operations, including:
◦Establishing Centers of Excellence for cell therapies, viral vector, and plasmids
◦Enhancing commercial and regulatory compliance activities
◦Investing in the commercial readiness
◦Additional efforts to better integrate the CDMO business
•These actions – which are ongoing – have established a solid foundation for the CDMO business through investments in facilities, leadership, and scientific expertise
•However, CDMO business will be impacted by lower commercial revenue in 2025
◦A cell therapy client has reevaluated its manufacturing network and notified Charles River that it would terminate its commercial agreement with the Company to utilize another long-time CDMO partner
◦Also expect lower commercial revenue from another cell therapy client
•Cell and gene therapy (C&GT) client demand is not as robust as at the time of acquisition, but attractive, long-term growth opportunities exist for our CDMO business
◦Including a healthy pipeline of biotech clients with early-stage clinical candidates
•As a result of the CDMO business challenges, Charles River is currently assessing the recoverability of goodwill and long-lived assets for a potential impairment

This Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation are “forward-looking,” rather than historic. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “may,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements also include statements regarding: our future financial performance and drivers thereof (including, without limitation, revenue and revenue growth rates, operating income and margin, earnings per share, capital expenditures, operating and free cash flow, net interest expense, effective tax rate, foreign exchange rates, corporate expenses, and leverage ratios) whether reported, constant currency, organic, and/or factoring acquisitions, with respect to Charles River as a whole and/or any of our reporting or operating segments or business units; our expectations with respect to the impact of external interest rate fluctuations; our annual guidance and longer-term targets, including the assumptions that form the basis for such guidance and targets; client demand, including our ability to increase client interest and the future demand for drug discovery, development, and CDMO and C&GT products and services; our expectations regarding stock repurchases and debt repayment; our business strategy, including with respect to capital deployment and leverage; our expectations regarding the financial performance of the companies we have acquired (including the impact of specific actions intended to cause related improvements, particularly with respect to our CDMO business); Charles River’s future performance as otherwise delineated in our forward-looking guidance; risks related to difficulties and delays inherent in the development, testing, approval, manufacturing, marketing and sale of cell and gene therapy products; and risks related to government regulation of the industries we participate in; and the impact of the events described herein on our financial results and our results of operations.

Forward-looking statements are based on the Company’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the impact of the events described herein on our financial results and our results of operations. Furthermore, these and other risks relating to the Company are set forth in the documents filed by Charles River with the Securities and Exchange Commission, including without limitation, the Risk Factors in the Company’s Annual Report on Form 10-K filed February 14, 2024 titled “Failure to execute our business strategy could adversely impact our growth and profitability.”, “Several of our product and service offerings, including our non-human primate supply, are dependent on a limited source of supply that, when interrupted, adversely affects our business.”, “Demand volatility and risk of credit losses from clients may adversely affect our business.”, “Our Biologics Solutions business, financial condition and results of operations may be adversely affected if the products we manufacture and/or test for our customers do not gain market acceptance.”, and “CDMO services are highly complex and failure to provide quality and timely services to our CDMO customers, could adversely impact our business.” The Company does not undertake, and assumes no obligation and expressly disclaims any duty, to update or revise its forward-looking statements or any of the information contained in this Current Report on Form 8-K, including related to future events or circumstances except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	January 14, 2025	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
General Counsel, Corporate Secretary & Chief Compliance Officer

4